EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions)

	3Q 2011	3Q 2010

Core Results	$1,775	$1,203
EPS - Diluted	$2.18	$1.48

Reported Net Income	$1,771	$1,191
EPS - Diluted	$2.17	$1.46

Total Worldwide Sales Volumes (mboe/day)	743	713
Total Worldwide Production Volumes (mboe/day)	739	706

Total Worldwide Crude Oil Realizations ($/BBL)	$97.24	$72.31
Total Worldwide NGL Realizations ($/BBL)	$56.06	$39.70
Domestic Natural Gas Realizations ($/MCF)	$4.23	$4.20

Wtd. Average Basic Shares O/S (mm)	812.5	812.7
Wtd. Average Diluted Shares O/S (mm)	813.2	813.9

	YTD 2011	YTD 2010

Core Results	$5,187	$3,377
EPS - Diluted	$6.37	$4.14

Reported Net Income	$5,137	$3,318
EPS - Diluted	$6.31	$4.07

Total Worldwide Sales Volumes (mboe/day)	726	701
Total Worldwide Production Volumes (mboe/day)	728	703

Total Worldwide Crude Oil Realizations ($/BBL)	$97.33	$73.58
Total Worldwide NGL Realizations ($/BBL)	$55.63	$43.66
Domestic Natural Gas Realizations ($/MCF)	$4.24	$4.67

Wtd. Average Basic Shares O/S (mm)	812.6	812.4
Wtd. Average Diluted Shares O/S (mm)	813.3	813.8

Shares Outstanding (mm)	811.8	812.6

Cash Flow from Operations	$8,600	$6,700

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Third Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,612			$2,612

Chemical	245			245

Midstream, marketing and other	77			77

Corporate
Interest expense, net	(23)			(23)

Other	(49)			(49)

Taxes	(1,087)			(1,087)

Income from continuing operations	1,775	-		1,775
Discontinued operations, net of tax	(4)	4	Discontinued operations, net	-
Net Income	$1,771	$4		$1,775

Basic Earnings Per Common Share
Income from continuing operations	$2.18
Discontinued operations, net	(0.01)
Net Income	$2.17			$2.18

Diluted Earnings Per Common Share
Income from continuing operations	$2.18
Discontinued operations, net	(0.01)
Net Income	$2.17			$2.18

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Third Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,757			$1,757

Chemical	189			189

Midstream, marketing and other	163			163

Corporate
Interest expense, net	(18)			(18)

Other	(66)			(66)

Taxes	(822)			(822)

Income from continuing operations	1,203	-		1,203
Discontinued operations, net of tax	(12)	12	Discontinued operations, net	-
Net Income	$1,191	$12		$1,203

Basic Earnings Per Common Share
Income from continuing operations	$1.48
Discontinued operations, net	(0.02)
Net Income	$1.46			$1.48

Diluted Earnings Per Common Share
Income from continuing operations	$1.48
Discontinued operations, net	(0.02)
Net Income	$1.46			$1.48

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Nine Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$7,704	$35	Libya exploration write-off	$7,746
		(22)	Gain on sale of Colombia pipeline interest
		29	Foreign tax
Chemical	717			717

Midstream, marketing and other	378			378

Corporate
Interest expense, net	(259)	163	Premium on debt extinguishments	(96)

Other	(289)			(289)

Taxes	(3,252)	(50)	Tax effect of adjustments	(3,269)
		33	State income tax charge

Income from continuing operations	4,999	188		5,187
Discontinued operations, net of tax	138	(138)	Discontinued operations, net	-
Net Income	$5,137	$50		$5,187

Basic Earnings Per Common Share
Income from continuing operations	$6.14
Discontinued operations, net	0.17
Net Income	$6.31			$6.37

Diluted Earnings Per Common Share
Income from continuing operations	$6.14
Discontinued operations, net	0.17
Net Income	$6.31			$6.37

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Nine Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$5,485			$5,485

Chemical	327			327

Midstream, marketing and other	270			270

Corporate
Interest expense, net	(73)			(73)

Other	(255)			(255)

Taxes	(2,377)			(2,377)

Income from continuing operations	3,377	-		3,377
Discontinued operations, net of tax	(59)	59	Discontinued operations, net	-
Net Income	$3,318	$59		$3,377

Basic Earnings Per Common Share
Income from continuing operations	$4.15
Discontinued operations, net	(0.07)
Net Income	$4.08			$4.15

Diluted Earnings Per Common Share
Income from continuing operations	$4.14
Discontinued operations, net	(0.07)
Net Income	$4.07			$4.14

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2011	2011	2010	2011	2010
REPORTED INCOME	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas	2,612	2,624	1,757	7,704	5,485
Chemicals	245	253	189	717	327
Midstream, marketing and other	77	187	163	378	270
Corporate & other	(72)	(134)	(84)	(548)	(328)
Pre-tax income	2,862	2,930	2,025	8,251	5,754

Income tax expense
Federal and state	433	557	322	1,360	958
Foreign	654	554	500	1,892	1,419
Total	1,087	1,111	822	3,252	2,377

Income from continuing operations	1,775	1,819	1,203	4,999	3,377

Worldwide effective tax rate	38%	38%	41%	39%	41%

	2011	2011	2010	2011	2010
CORE RESULTS	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas	2,612	2,624	1,757	7,746	5,485
Chemicals	245	253	189	717	327
Midstream, marketing and other	77	187	163	378	270
Corporate & other	(72)	(134)	(84)	(385)	(328)
Pre-tax income	2,862	2,930	2,025	8,456	5,754

Income tax expense
Federal and state	433	557	322	1,390	958
Foreign	654	554	500	1,879	1,419
Total	1,087	1,111	822	3,269	2,377

Core results	1,775	1,819	1,203	5,187	3,377

Worldwide effective tax rate	38%	38%	41%	39%	41%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Third Quarter Net Income (Loss)
Reported Income Comparison

	Third	Second
	Quarter	Quarter
	2011	2011	B / (W)
Oil & Gas	$2,612	$2,624	$(12)
Chemical	245	253	(8)
Midstream, marketing and other	77	187	(110)
Corporate
Interest expense, net	(23)	(22)	(1)
Other	(49)	(112)	63
Taxes	(1,087)	(1,111)	24
Income from continuing operations	1,775	1,819	(44)
Discontinued operations, net	(4)	(2)	(2)
Net Income	$1,771	$1,817	$(46)

Earnings Per Common Share
Basic	$2.17	$2.23	$(0.06)
Diluted	$2.17	$2.23	$(0.06)

Worldwide Effective Tax Rate	38%	38%	0%

OCCIDENTAL PETROLEUM
2011 Third Quarter Net Income (Loss)
Core Results Comparison

	Third	Second
	Quarter	Quarter
	2011	2011	B / (W)
Oil & Gas	$2,612	$2,624	$(12)
Chemical	245	253	(8)
Midstream, marketing and other	77	187	(110)
Corporate
Interest expense, net	(23)	(22)	(1)
Other	(49)	(112)	63
Taxes	(1,087)	(1,111)	24
Core Results	$1,775	$1,819	$(44)

Core Results Per Common Share
Basic	$2.18	$2.23	$(0.05)
Diluted	$2.18	$2.23	$(0.05)

Worldwide Effective Tax Rate	38%	38%	0%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
3Q11 vs. 2Q11
($ in millions)
$2,624
$226
$237
$80
$35
$23
$1
$2,612
2Q11
Sales Price
Sales Volume
Higher Operating Costs
Lower General and Administrative Costs
Lower Exploration Expense
All Others
3Q11

Chemical Variance Analysis
3Q11 vs. 2Q11
($ in millions)
$253
$14
$51
$1
$30
$245
2Q11
Sales Price
Sales Volume / Mix
Operations / Manufacturing
All Others *
3Q11
* Power sold to the grid during Texas power shortage

Midstream Variance Analysis
3Q11 vs. 2Q11
($ in millions)
$187
$176
$54
$30
$18
$77
2Q11
Marketing and Trading
Pipelines
Power Generation
All Others
3Q11

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Third Quarter Net Income (Loss)
Reported Income Comparison

	Third	Third
	Quarter	Quarter
	2011	2010	B / (W)
Oil & Gas	$2,612	$1,757	$855
Chemical	245	189	56
Midstream, marketing and other	77	163	(86)
Corporate
Interest expense, net	(23)	(18)	(5)
Other	(49)	(66)	17
Taxes	(1,087)	(822)	(265)
Income from continuing operations	1,775	1,203	572
Discontinued operations, net	(4)	(12)	8
Net Income	$1,771	$1,191	$580

Earnings Per Common Share
Basic	$2.17	$1.46	$0.71
Diluted	$2.17	$1.46	$0.71

Worldwide Effective Tax Rate	38%	41%	3%

OCCIDENTAL PETROLEUM
2011 Third Quarter Net Income (Loss)
Core Results Comparison

	Third	Third
	Quarter	Quarter
	2011	2010	B / (W)
Oil & Gas	$2,612	$1,757	$855
Chemical	245	189	56
Midstream, marketing and other	77	163	(86)
Corporate
Interest expense, net	(23)	(18)	(5)
Other	(49)	(66)	17
Taxes	(1,087)	(822)	(265)
Core Results	$1,775	$1,203	$572

Core Results Per Common Share
Basic	$2.18	$1.48	$0.70
Diluted	$2.18	$1.48	$0.70

Worldwide Effective Tax Rate	38%	41%	3%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
3Q11 vs. 3Q10
($ in millions)
$1,757
$1,064
$20
$45
$145
$73
$36
$20
$2,612
3Q10
Sales Price
Sales Volume/Mix
Lower Exploration Expense
Higher Operating Costs
Higher DD&A Rates
Higher General and Administrative Costs
All Others
3Q11

Chemical Variance Analysis
3Q11 vs. 3Q10
($ in millions)
$189
$191
$32
$131
$28
$245
3Q10
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others **
3Q11
* Higher feedstock costs
** Power sold to the grid during Texas power shortage

Midstream Variance Analysis
3Q11 vs. 3Q10
($ in millions)
$163
$155
$56
$16
$3
$77
3Q10
Marketing and Trading
Pipelines
Power Generation
All Others
3Q11

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Third Quarter		Nine Months
		2011	2010	2011	2010
NET PRODUCTION PER DAY:

United States
Crude Oil (MBBL)
	California	80	75	78	75
	Permian	133	134	132	136
	Midcontinent and other	17	7	16	7
	Total	230	216	226	218
NGL (MBBL)
	California	16	17	15	17
	Permian	37	30	38	28
	Midcontinent and other	20	7	14	7
	Total	73	54	67	52
Natural Gas (MMCF)
	California	269	276	254	288
	Permian	151	186	153	194
	Midcontinent and other	379	194	357	189
	Total	799	656	764	671

Latin America

Crude Oil (MBBL)	Colombia	27	33	29	33

Natural Gas (MMCF)	Bolivia	15	19	16	15

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	3	4	3
	Dolphin	10	12	10	12
	Iraq	4	-	6	-
	Libya	-	11	5	13
	Oman	69	63	68	60
	Qatar	73	78	72	77
	Yemen	28	30	28	32
	Total	188	197	193	197
NGL (MBBL)
	Dolphin	11	13	11	12
	Libya	-	1	-	1
	Total	11	14	11	13
Natural Gas (MMCF)
	Bahrain	169	181	171	169
	Dolphin	215	250	205	238
	Oman	59	47	53	49
	Total	443	478	429	456

Barrels of Oil Equivalent (MBOE)		739	706	728	703

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Third Quarter		Nine Months
		2011	2010	2011	2010
NET SALES VOLUMES PER DAY:
United States
Crude Oil (MBBL)		230	216	226	218
NGL (MBBL)		73	54	67	52
Natural Gas (MMCF)		799	656	764	671

Latin America
Crude Oil (MBBL)		24	36	29	32
Natural Gas (MMCF)		15	19	16	15

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	3	4	3
	Dolphin	9	12	9	11
	Iraq	7	-	2	-
	Libya	-	12	5	12
	Oman	71	66	70	60
	Qatar	76	79	73	77
	Yemen	28	30	28	32
	Total	195	202	191	195

NGL (MBBL)	Dolphin	11	13	11	13
	Libya	-	-	-	1
	Total	11	13	11	14

Natural Gas (MMCF)		443	478	429	456

Barrels of Oil Equivalent (MBOE)		743	713	726	701

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
	2011	2010	2011	2010

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	89.78	71.14	92.19	71.96
NGL ($/BBL)	59.73	43.67	59.18	47.80
Natural gas ($/MCF)	4.23	4.20	4.24	4.67

Latin America
Crude Oil ($/BBL)	91.01	71.82	95.85	73.52
Natural Gas ($/MCF)	11.21	7.71	9.64	7.72

Middle East / North Africa
Crude Oil ($/BBL)	106.97	73.66	103.74	75.39
NGL ($/BBL)	31.60	23.24	32.98	27.51

Total Worldwide
Crude Oil ($/BBL)	97.24	72.31	97.33	73.58
NGL ($/BBL)	56.06	39.70	55.63	43.66
Natural Gas ($/MCF)	3.12	2.85	3.09	3.17

	Third Quarter		Nine Months
	2011	2010	2011	2010
Exploration Expense
United States	$36	$63	$135	$135
Latin America	1	-	1	1
Middle East / North Africa	2	20	49	72
TOTAL REPORTED	$39	$83	$185	$208
Less - non-core impairments	-	-	(35)	-
TOTAL CORE	$39	$83	$150	$208

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Third Quarter		Nine Months
Capital Expenditures ($MM)		2011	2010	2011	2010
Oil & Gas
California		$481	$215	$1,202	$544
Permian		308	136	761	290
Midcontinent and other		311	52	725	138
Latin America		52	40	139	107
Middle East / North Africa		338	340	993	855
Exploration		115	46	291	130
Chemicals		59	50	118	129
Midstream, marketing and other		331	128	701	357
Corporate		16	13	39	30
	TOTAL	$2,011	$1,020	$4,969	$2,580

Depreciation, Depletion &		Third Quarter		Nine Months
Amortization of Assets ($MM)		2011	2010	2011	2010
Oil & Gas
Domestic		$448	$346	$1,265	$1,046
Latin America		18	33	67	91
Middle East / North Africa		324	294	920	853
Chemicals		82	81	249	242
Midstream, marketing and other		45	32	134	105
Corporate		7	6	18	16
	TOTAL	$924	$792	$2,653	$2,353

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	30-Sep-11	31-Dec-10

CAPITALIZATION

Long-Term Debt (including short-term borrowings)	$5,870	$5,111

EQUITY	$36,479	$32,484

Total Debt To Total Capitalization	14%	14%